UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CKX Lands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CKX LANDS, INC.

1508 Hodges Street

Lake Charles, LA 70601

Tel. 337-493-2399

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD THURSDAY MAY 4, 2017

The Annual Meeting of the Stockholders of CKX Lands, Inc., will be held at 1508 Hodges Street, Lake Charles, Louisiana 70601, on Thursday, May 4, 2017, at 10:00 a.m., central time, for the following purposes:

1.	To elect directors;

2.	To vote on the proposal to ratify the appointment of MaloneBailey LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2017;

3.	To vote, by non-binding vote, on an advisory approval of our executive compensation; and

4.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 23, 2017, are entitled to notice of and to vote at the meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.

/s/ Brian R. Jones
BRIAN R. JONES President and Treasurer

March 30, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2017

This Proxy Statement, the form of Proxy and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 are available at www.envisionreports.com/ckx.

CKX Lands, Inc.

PROXY STATEMENT

APPROXIMATE DATE OF MAILING: MARCH 30, 2017

The enclosed proxy card is solicited by the Board of Directors of CKX Lands, Inc. (“CKX Lands” or “Company”) for use at its Annual Meeting of Stockholders to be held on Thursday, May 4, 2017, at 10:00 a.m., central time, at 1508 Hodges Street, Lake Charles, Louisiana 70601 or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of the Company, by submission of a later dated proxy through any of the permissible means of voting listed on the proxy card, or by voting in person at the meeting.

All expenses of preparing, printing and mailing the proxy statement and all materials used in the solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and will pay the reasonable expenses of such persons for forwarding the material. The mailing address of CKX Lands is P.O. Box 1864, Lake Charles, LA 70602.

On March 23, 2017, CKX Lands had outstanding 1,942,495 shares of Common Stock, its only class of stock, held by 467 shareholders of record. Only stockholders of record at the close of business on March 23, 2017, will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum at the meeting. Stockholders voting, or abstaining from voting, by proxy on any issue will be counted as present for purposes of constituting a quorum. If a quorum is present, the election of directors will be determined by a plurality vote and the approval of the independent auditor and the non-binding advisory vote on our executive compensation will be determined by a majority of the votes cast at the meeting in person or by proxy. Abstentions will have no effect on the calculation of the vote on any matter at the meeting.

If you are the record holder of your shares, then the shares represented by your properly executed proxy card will be voted at the meeting in accordance with your directions set forth on the proxy, unless you revoke it. If you do not specify a choice on the proxy, the shares will be voted FOR the election of the nominees as directors, FOR approval of MaloneBailey LLP as auditors and FOR the approval of the compensation of the Company’s Named Executive Officer. The proxy also gives authority to the proxy holders to vote the shares in their discretion on any other matter presented at the meeting, including matters as to which the Company has not received timely advance notice. If you hold your shares in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that you must follow in order for your broker, bank or other nominee to vote your shares according to your instructions. Many brokerage firms and banks have a process for their beneficial holders to provide instructions via the Internet or over the telephone. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

If the organization that holds your shares does not receive instructions from you on how to vote your shares, then under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote your shares in its discretion on routine matters, but it cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not have the authority to vote, and therefore cannot vote, on that matter with respect to your shares. This is generally referred to as a “broker non-vote.” The election of directors (Item 1) and matters relating to executive compensation (Item 3) are non-routine matters, so brokers may not vote your shares on Items 1 or 3 if you do not give specific instructions on how to vote. We encourage you to provide instructions to your broker or nominee regarding these proposals so your shares will be voted.

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The ratification of the independent auditors (Item No. 2) is a matter that we believe will be considered routine. Therefore, no broker non-votes are expected to occur in connection with Item No. 2.

Broker non-votes will be counted as present at the stockholders’ meeting for the purposes of calculating a quorum, but will not be counted as present for any other purpose or as a vote cast for or against a matter. Thus we believe broker non-votes will have no effect on any matter at the meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table provides information as of March 23, 2017, concerning beneficial ownership of Common Stock by each director, each director nominee, each executive officer, all directors and executive officers as a group, and each person known by CKX Lands to own beneficially more than 5% of the outstanding shares of Common Stock. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares listed below. The address of each person listed below is c/o CKX Lands, Inc., 1508 Hodges Street, Lake Charles, LA 70601.

Name of Beneficial Owner	Number Beneficially Owned		Percent of Class
Lee Boyer (1)	650		0.03%
Max H. Hart (2)	9,805	(1)	0.50%
Brian R. Jones	--		0.00%
Eugene T. Minvielle, IV	--		0.00%
Mary Watkins Savoy (1)	9,158		0.47%
William Gray Stream (3)	46,038	(2)	2.37%
Charles D. Viccellio (1)	10,625		0.55%
Mary Leach Werner (4)	21,276	(3)	1.10%
Michael B. White (5)	367,638	(4)	18.93%
All directors and executive officers as a group	464,690		23.95%

(1)	Mr. Boyer, Mrs. Savoy, and Mr. Viccellio have sole voting and/or investment power of their shares.

(2)

Includes 3,500 shares owned by a trust of which Mr. Hart is a co-trustee, 2,200 shares owned by a trust of which Mr. Hart is a co-trustee and 1,000 shares owned by a limited liability company of which Mr. Hart is a manager. Mr. Hart does not have the sole voting and/or investment powers over these 6,700 shares. Mr. Hart does have the sole voting and/or investment powers over the remaining 3,105 shares.

(3)

Includes 45,538 shares owned by Mr. Stream’s father, grandmother and two limited liability companies, that Mr. Stream has power to vote. Mr. Stream does not have the sole voting and/or investment power over these 45,538 shares. Mr. Stream does have the sole voting and/or investment power over the remaining 500 shares.

(4)

Includes 8,250 shares owned by a partnership of which Mrs. Werner is a partner and 11,250 shares owned by a corporation of which Mrs. Werner is a director. Mrs. Werner does not have the sole voting and/or investment power over these 19,500 shares. Mrs. Werner does have the sole voting and/or investment power over the remaining 1,776 shares

(5)	Includes 367,638 shares owned by a L.L.C. of which Mr. White is sole manager and sole member. Mr. White does have the sole voting and/or investment power over these 367,638 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers, directors and more than 10% stockholders to file with the Securities and Exchange Commission (SEC) reports on prescribed forms of their ownership and changes in ownership of Company stock and furnish copies of such forms to the Company. Based solely upon a review of the Form 3, 4 and 5 filings received from or filed by CKX Lands, Inc. on behalf of reporting persons during the most recent fiscal year, CKX Lands, Inc. is not aware of any failure to file on a timely basis any Form 3, 4 or 5 specifically during the most recent fiscal year. However, CKX Lands, Inc. is aware that the acquisition of 200 shares on June 6, 2016 and 300 shares on June 8, 2016 were not timely reported by Lee W. Boyer.

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ITEM 1: ELECTION OF DIRECTORS

The By-Laws of the Company specify that the number of directors shall not be less than five and not more than fifteen and the Board shall fix this number for the calendar year at the last meeting of the preceding year. The Board fixed the number of Board members for the calendar year 2017 at eight (8) members. Each director will hold office for one year and until his successor is elected and qualified. On the recommendation of the Nominating Committee, the Board of Directors has nominated the persons listed below for election as director. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute. All nominees have been with the same organization in the same position as listed below for the past five years unless noted. The table below also includes the specific qualifications and experience of each nominee that led to the conclusion that the nominee should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES NAMED BELOW.

Name	Age	Experience and Qualifications	Director Since
Lee W. Boyer (2) (3)	59	Attorney with Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P.; President, Second University Homesites, Inc.; Manager, Jones-Boyer, LLC; Manager, Boyer Properties, LLC; Director, Mallard Bay, LLC. Mr. Boyer’s experience in land management and oil and gas leasing activities makes him qualified to serve as a director.	2016

Max H. Hart (1)	58	Principal, Haas-Hirsch Interests. Mr. Hart’s experience in land management, oil and gas leasing activities, forestry, farming and rights of way makes him qualified to serve as a director.	2016

Brian R. Jones	56	President and Chairman of the Board of CKX Lands, Inc. since 2013 and Treasurer of CKX Lands, Inc. since 2006; Managing member of Brian R. Jones CPA, LLC. Mr. Jones’ experience in public accounting, SEC compliance and land management makes him qualified to serve as a director.	2007

Eugene T. Minvielle, IV (1)	43	Chief Financial Officer and Treasurer of Marlin Energy, LLC. Mr. Minvielle’s experience in oil and gas and financial reporting makes him qualified to serve as a director.	2017

Mary Watkins Savoy (1) (2) (3)	77	Private investments; Director of Mallard Bay, LLC. Mrs. Savoy’s experience in land management and oil and gas leasing activities makes her qualified to serve as a director.	1998

Charles D. Viccellio	83	Secretary of CKX Lands, Inc.; Attorney (retired), Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. Mr. Viccellio’s extensive legal experience in land management and oil and gas activities makes him qualified to serve as a director.	1996

Mary Leach Werner (2) (3)	49	Vice President and Director of North American Land Co., LLC. Vice President and Director of Sweet Lake Land & Oil Co., LLC. Mrs. Werner’s experience in land management and oil and gas activities makes her qualified to serve as a director.	2004

Michael B. White (3)	60	Oil and gas ventures, farmland and timberland investments, sole manager of Ottley Properties, LLC. Mr. White’s experience in oil and gas, farmland and timberland makes him qualified to serve as a director.	2013

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Nominating Committee.

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Stockwell, Sievert, Viccellio, Clements & Shaddock, L.L.P. is a law firm. Second University Homesites, Inc., Jones-Boyer, LLC, and Boyer Properties, LLC are residential and commercial property management companies. Mallard Bay Corp., Haas-Hirsch Interests, North American Land Co., Inc., and Sweet Lake Land & Oil Co., Inc. are all land management companies. Marlin Energy, LLC is an upstream oil and gas company. Ottley Properties, LLC is an investment holding company. Brian R. Jones CPA, LLC is a CPA firm.

Mr. Stream is not shown in the table above. Mr. Stream is currently serving as a director but he determined not to stand for reelection upon the expiration of his term at the 2017 annual meeting. On January 31, 2017, the Board of Directors determined to increase the size of the Board temporarily to nine (9) directors, until the 2017 annual meeting, and appointed Eugene T. Minvielle, IV as a director to fill the vacancy created by the temporary increase. The purpose of this action was to permit a period of overlap in the tenures of Messrs. Stream and Minvielle to ensure a smooth transition. At the expiration of Mr. Stream’s term at the 2017 annual meeting, the authorized number of directors will again be eight (8).

The Board of Directors has determined that director nominees Boyer, Hart, Minvielle, Savoy, Werner, and White are “independent directors” as defined under the rules of the NYSE MKT. In connection with this assessment, the Board of Directors also determined that Hart, Minvielle, and Savoy are independent within the meaning of the NYSE MKT standards currently in effect and Rule 10A-3 of the Exchange Act applicable to members of the Audit Committee, and that Boyer, Savoy and Werner are independent under the standards applicable to members of the Compensation Committee.

On January 31, 2017, Mr. Stream provided notice to the Company that he will not stand for re-election to the board of directors at the Company’s 2017 annual meeting of stockholders so that he may pursue other interests. Mr. Stream will continue to serve on the Board and the Audit Committee, Compensation Committee and Nominating Committee until the 2017 annual meeting, when his current term expires.

Each of the Company’s directors is requested to attend the Annual Meeting in person. All of the Company’s directors attended the Company’s 2016 Annual Meeting of Shareholders.

BOARD OF DIRECTORS LEADERSHIP STRUCTURE AND RISK OVERSIGHT

CKX Lands’ president and treasurer, Brian R. Jones also serves as the Chairman of the Board of Directors. The Company believes this leadership structure is most appropriate for the communication of Company decisions, activities and other third-party communications to the Board members, management and company personnel due to the small company size and the lack of complexity in its operating activities.

The Company’s Board of Directors does not have a lead independent director. Independent Directors meet at least annually in executive session without non-independent or management Directors in attendance. During 2016, independent Directors met once in executive session.

CKX Lands’ Board of Directors administers its risk oversight responsibilities by requiring specific Board authorization of all non-routine activities of the Company and through its Audit Committee’s quarterly review of the Company’s financial statements, management activities discussions and communication with external auditors.

During 2016, the Board of Directors held a total of four meetings. Mrs. Werner attended fewer than 75% of the aggregate of all board meetings and meetings of committees of which she is a member during 2016.

BOARD OF DIRECTORS’ COMMITTEES

The Board of Directors has an Audit Committee, Compensation Committee and Nominating Committee. The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the NYSE MKT.

AUDIT COMMITTEE: The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information, and selects and appoints the independent registered public accountants. The Company has determined that Mr. Stream and Mr. Minvielle qualify as “audit committee financial expert” under Item 407(d)(5) of Regulation S-K. Each member of the Audit Committee meets the financial literacy requirements of the NYSE MKT. During 2016, the Audit Committee held four meetings. A copy of the Audit Committee’s charter is available on the company’s website, www.ckxlands.com. All committee members attended all Audit Committee meetings during 2016.

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COMPENSATION COMMITTEE: The Compensation Committee approves all executive compensation. The Compensation Committee does not have a charter. During 2016, the Compensation Committee held one meeting. All members attended the compensation committee meeting. Executive officers do not participate in the design of, deliberations about, or voting on their compensation or the compensation of directors. In light of the simplicity and relatively modest levels of the Company’s executive and director compensation, the Company does not believe that there is any risk that could arise from its pay practices that would have a material adverse effect on it.

NOMINATING COMMITTEE: The Nominating Committee selects nominees for the Board of Directors.

The Nominating Committee identifies individuals qualified to become directors and recommends them to the Board for directorships. The Nominating Committee will consider persons recommended by stockholders to become nominees for election as directors. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information. Please see “Stockholder Proposals.”

The Committee identifies and evaluates nominees on the basis of their education, business experience, integrity, and knowledge of Southwest Louisiana particularly as it relates to land management. Nominees recommended by security holders will be evaluated by the same criteria. When identifying nominees for directorships, the Committee considers diversity of skills, experience and business background, and no specific minimum qualifications are required.

The Nominating Committee has in the past considered potential director candidates suggested by its members, other directors and management. Members on the committee and management have in the past interviewed potential candidates who were not incumbent directors, and the committee has then voted to recommend a slate of nominees to the Board.

The Nominating Committee does not have a charter and operates under a board resolution addressing the nominating process.

During 2016, the Nominating Committee held no meeting.

DIRECTOR COMPENSATION

The Company set director fees per meeting in 2016 at the levels below:

		Member

Meeting	Chairperson	Attending	Non-Attending

Board of Directors	$1,000	$600	$200

Audit Committee	800	400	--

Compensation Committee	300	200	--

Nominating Committee	$300	$200	$--

Actual compensation paid to Directors during 2016 is presented below:

Director	Fees Paid

Lee B. Appleberry	3,000

Lee W. Boyer	1,800

Max H. Hart	3,000

Brian R. Jones	4,000

Laura A. Leach	1,000

B. James Reaves, III	3,000

Mary Watkins Savoy	2,800

William Gray Stream	5,600

Charles D. Viccellio	2,400

Mary Leach Werner	1,600

Michael B. White	2,000

$30,200

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

BY STOCKHOLDERS AND OTHER INTERESTED PARTIES

The Company’s Annual Meeting of Stockholders provides an opportunity for stockholders and others to ask questions directly of Company Directors on matters relevant to the Company. In addition, stockholders and other interested parties may, at any time, communicate with the full Board of Directors, any individual director or any group of directors, by sending a written communication to the full Board of Directors, individual director or group of directors at the following address: CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602.

SUMMARY COMPENSATION TABLE

Name and Position	Year	Salary	Non-Equity Incentive Plan	All Other Compensation(1)	Total
Brian R. Jones	2016	$48,000	$57,737	$4,000	$109,737
President and Treasurer	2015	$40,499	$6,500	$4,000	$50,999

(1)	Consists solely of Board of Director meeting attendance fees.

During the 2015 and 2016 fiscal years, the President and Treasurer’s compensation plan included a salary and a cash incentive bonus for directing the Company’s strategic goal of acquiring suitable timberland equal to 2.5% of the approved value of each property purchased. During this period, his salary was change as follows:

Salary	From	To
$38,000	January 1, 2015	August 31, 2015
$48,000	September 1, 2015	December 31, 2016

On January 31, 2017, the Board of Directors increased the annual salary of the President and Treasurer from $48,000 to $85,000, effective December 1, 2016. The increase was due to the President and Treasurer’s scope of responsibilities and duties increasing over the year. The Board of Directors also expanded the President and Treasurer’s existing cash incentive bonus plan for directing the Company’s strategic goals. Under the plan as modified by the Board of Directors on January 31, 2017, the plan will apply to both acquisitions and dispositions of real property and will not be limited to timberland transactions. For each transaction, the incentive bonus will be no less than $2,000 and no greater than $15,000 unless otherwise approved by the Board.

The Company has no long-term compensation programs, stock option program or stock grants program.

The Company has no employment agreements, pension plan or profit-sharing plan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Mrs. Savoy is Mr. Boyer’s aunt.

Office rent of $4,800 and $4,800 was paid to a company owned by the President in 2015 and 2014, respectively.

Mr. Jones’ spouse’s law firm received $5,883 and $792 for legal services performed for the Company in 2016 and 2015, respectively.

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ITEM 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey LLP, acted as our independent registered public accounting firm and audited our financial statements for the year ended December 31, 2016. The Audit Committee of the Board has selected MaloneBailey LLP as independent registered public accounting firm to audit our financial statements for 2017. Representatives of MaloneBailey LLP will attend the annual meeting, have an opportunity to make a statement if they so desire and, respond to appropriate questions.

McElroy, Quirk & Burch, APC, Certified Public Accountants, acted as our independent registered public accounting firm and audited our financial statements for the first three quarters of the year ended December 31, 2015. As noted in our Current Report on Form 8-K filed on December 4, 2015, McElroy, Quirk & Birch, APC resigned as our independent registered public accountants as of December 2, 2015.

McElroy, Quirk & Burch’s audit reports on the Company’s financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods from January 1, 2015 through December 2, 2015, there were (i) no disagreements with McElroy, Quirk & Burch on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McElroy, Quirk & Burch’s satisfaction, would have caused McElroy, Quirk & Burch to make reference to the subject matter of the disagreement in connection with its reports and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of the SEC’s Regulation S-K.

The Company provided McElroy, Quirk & Burch with a copy of these disclosures prior to filing them with the SEC in the Form 8-K identified above, and requested that McElroy, Quirk & Burch furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements. A copy of McElroy, Quirk & Burch’s letter dated December 2, 2015 was filed as Exhibit 16.1 to Form 8-K.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods from January 1, 2015 through December 2, 2015, neither the Company nor anyone acting on its behalf has consulted with MaloneBailey regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MaloneBailey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” or a “reportable event,” each as defined in SEC Regulation S-K Item 304(a)(1), respectively.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute proxy soliciting materials and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent specifically incorporated into such a filing.

The Audit Committee of the Board of Directors has furnished the following report on the Company’s audit procedures and its relationship with its independent accountants for the twelve-month period ending December 31, 2016.

The Audit Committee has reviewed and discussed with the Company’s management and MaloneBailey LLP the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the Company’s 2016 fiscal year. The Audit Committee has also discussed with MaloneBailey LLP the matters that registered independent public accounting firms are required to communicate to the Audit Committees pursuant to Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. Auditing Standard No. 16 requires the independent auditor to provide the Audit Committee with information regarding scope and results of an audit that may assist the Audit Committee in overseeing management’s financial reporting and disclosure process.

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The Audit Committee also has received from MaloneBailey LLP the written disclosures and the letter required by the Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with MaloneBailey LLP their independence from the Company. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors’ independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for its 2016 fiscal-year for filing with the SEC.

The Board of Directors adopted a Charter governing the Audit Committee in January 2003. The Audit Committee is composed of independent directors as required by and in compliance with the listing standards of the NYSE MKT.

AUDIT COMMITTEE
Eugene T. Minvielle (Chairman) Max H. Hart Mary W. Savoy William Gray Stream

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

During 2016, MaloneBailey LLP was paid $50,000 solely for Audit Services. MaloneBailey was paid no fees in 2015. Audit service fees include fees for services performed for the recurring audit of the Company’s financial statements.

MaloneBailey, LLC was paid no audit-related fees or tax fess during either 2016 or 2015. Audit-related fees include fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. Tax fees are for the preparation of the Company’s federal and state income tax returns and the state franchise tax return.

The Audit Committee has adopted policies and procedures which require the pre-approval of all audit and non-audit services to be performed by the independent auditor of the Company.

The Audit Committee may delegate, to one or more designated members of the Committee, the authority to grant pre-approvals of audit and permitted non-audit services. Any decision by such member or members to grant pre-approval shall be presented to the Committee at its next scheduled meeting. During 2016, there was no audit or non-audit work performed by the independent auditor which was not pre-approved by the Audit Committee prior to the engagement.

The Audit Committee has selected the firm of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017. Stockholder approval and ratification of this selection is not required by law or by the By-Laws of the Company. Nevertheless, the Board of Directors has chosen to submit it to the stockholders for their ratification as a matter of good corporate practice. A majority of the votes cast on the proposal to ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017 must be voted in favor of the proposal for the proposal to be adopted. If the proposal is not adopted, the Audit Committee will take the vote into consideration in selecting independent auditors for the Company.

The Board of Directors recommends a vote FOR the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017.

ITEM 3: ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 amended the Exchange Act. As a result, the Company’s stockholders are to be provided an opportunity to vote whether to approve the compensation of the Company’s Named Executive Officer as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. As this vote is an advisory vote, it is not binding upon the Company, the Board of Directors, or Compensation Committee of the Board of Directors. However, the Board of Directors will take the results of this advisory vote under advisement. Also, this vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of the Company’s Named Executive Officer as disclosed in this Proxy Statement.

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In 2014, the Company’s stockholders voted to hold an advisory vote on executive compensation every year.

Therefore, we are asking stockholders to vote on the following proposal, which gives you the opportunity to endorse or not endorse our pay program for our Named Executive Officer by voting for or against the following resolution. This resolution is required pursuant to Section 14A of the Exchange Act.

“RESOLVED, that the stockholders of CKX Lands, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officer, as disclosed pursuant to Item 402 of Securities and Exchange Commission Regulation S-K, including the compensation tables and narrative disclosures.”

The Board of Directors recommends that the stockholders vote FOR the proposal to approve the compensation of CKX Lands’ Named Executive Officer as disclosed in its proxy statement relating to its 2017 Annual Meeting of Stockholders pursuant to the SEC’s compensation disclosure rules.

OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC for 2016 accompanies this Proxy Statement.

Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope. Stockholders can also access the proxy material at www.envisionreports.com/ckx.

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STOCKHOLDERS PROPOSALS

Proposals of stockholders intended to be included in the proxy materials, including director nominations, relating to the 2018 annual meeting of stockholders, must be received by the Secretary at CKX Lands, Inc., P.O. Box 1864, Lake Charles, LA 70602, in proper form, on or before November 30, 2017. If a proposal is not submitted timely, it will not be considered for inclusion in the proxy statement. A stockholder wishing to propose a matter for consideration at an annual meeting of stockholders must provide notice thereof to the Company’s Secretary prior to the annual meeting for the current year by a deadline that is 45 days before the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Brian R. Jones
Brian R. Jones
President and Treasurer

Lake Charles, Louisiana

March 30, 2017

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CKX Lands, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on May 3, 2017.

Vote by Internet

- Go to **www.envisionreports.com/CKX**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free **1-800-652-VOTE (8683)** within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1. Election of Directors: 01 - Lee W. Boyer 02 - Max H. Hart 03 - Brian R. Jones 04 - Eugene T. Minvielle IV 05 - Mary W. Savoy 06 - Charles D. Viccellio 07 - Mary Leach Werner 08 - Michael B. White

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here. ______________________

	For	Against	Abstain
2. To ratify the appointment of MaloneBailey LLP as the Company's independent registered public accounting firm for 2017.	☐	☐	☐
3. To approve, by non-binding vote, the compensation of the Company's named executive officer.	☐	☐	☐

4. In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, AND FOR ITEM 3, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.full title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 JNT

1 UPX 3 2 6 5 6 7 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

02K3MB

Important notice regarding the Internet availability of proxy materials for the 2017 Annual Meeting of shareholders.
The Proxy Statement, the form of Proxy and the 2016 Annual Report on Form 10-K are available at:
http://www.envisionreports.com/ckx

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — CKX Lands, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints BRIAN R. JONES and CHARLES D. VICCELLIO, or either of them acting in the absence of the other and with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on May 4, 2017 at 10:00 a.m., central time, at 1508 Hodges Street, Lake Charles, Louisiana 70601, and any adjournment or postponement thereof, and to represent and vote, as provided on the other side, the shares of said corporation that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the meeting, with all powers that the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)

CKX Lands, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors makes the following proposals and recommends a vote FOR all the nominees listed, and FOR Proposals 2 and 3.

1. Election of Directors: 01 - Lee W. Boyer; 02 - Max H. Hart; 03 - Brian R. Jones; 04 - Eugene T. Minvielle IV; 05 - Mary W. Savoy; 06 - Charles D. Viccellio; 07 - Mary Leach Werner; 08 - Michael B. White

☐ Mark here to vote FOR all nominees

☐ Mark here to WITHHOLD vote from all nominees

☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) here. ______________________

	For	Against	Abstain
2. To ratify the appointment of MaloneBailey LLP as the Company's independent registered public accounting firm for 2017.	☐	☐	☐
3. To approve, by non-binding vote, the compensation of the Company's named executive officer.	☐	☐	☐

4. In their discretion, to vote upon such matters as may properly come before the meeting or any adjournment thereof.

This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1, FOR ITEM 2, AND FOR ITEM 3, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS NAMED ON THE REVERSE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee, or guardian, please give the full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 3 2 6 5 6 7 2

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Important notice regarding the Internet availability of proxy materials for the 2017 Annual Meeting of shareholders.
The Proxy Statement, the form of Proxy and the 2016 Annual Report on Form 10-K are available at:
http://www.edocumentview.com/ckx

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — CKX Lands, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints BRIAN R. JONES and CHARLES D. VICCELLIO, or either of them acting in the absence of the other and with power of substitution, the proxies of the undersigned to attend the annual meeting of stockholders of CKX Lands, Inc. on May 4, 2017 at 10:00 a.m., central time, at 1508 Hodges Street, Lake Charles, Louisiana 70601, and any adjournment or postponement thereof, and to represent and vote, as provided on the other side, the shares of said corporation that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the meeting, with all powers that the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)